Exhibit 99.2

Filed by Aviragen Therapeutics, Inc.

Pursuant to Rule 425 under the Securities Act of 1933, as amended

And deemed filed pursuant to Rule 14a-12

Of the Securities Exchange Act of 1934, as amended

Subject Company: Aviragen Therapeutics, Inc.

Commission File No. for Registration

Statement on Form S-4: 333-222009

Aviragen-Vaxart

Maximizing the Value of Aviragen



UNLOCKING THE FULL POTENTIAL OF ORAL VACCINES

AVIRAGEN THERAPEUTICS

VAXART

January 11, 2018

Forward Looking Statements

This document contains forward-looking statements about Aviragen Therapeutics, Inc. and Vaxart Inc., and their respective businesses, business prospects, strategy and plans, including but not limited to statements regarding the estimated value of the combined company; anticipated preclinical and clinical drug development activities, timelines and market opportunities; the combined company being well-funded to advance its programs; and the combined company's ability to generate near and long term value for stockholders. All statements other than statements of historical facts included in this press release are forward looking statements. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "intends," "likely," "will," "should," "to be," and any similar expressions or other words of similar meaning are intended to identify those assertions as forward looking statements. These forward looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those anticipated, including, without limitation: the risk that the conditions to the closing of the merger are not satisfied, the failure to timely or at all obtain stockholder approval for the merger; uncertainties as to the timing of the consummation of the merger and the ability of each of Aviragen and Vaxart to consummate the merger; risks related to Aviragen's ability to correctly estimate its operating expenses and its expenses associated with the merger; risks related to the market price of Aviragen's common stock relative to the exchange ratio; the ability of Aviragen or Vaxart to protect their respective intellectual property rights; competitive responses to the merger; unexpected costs, charges or expenses resulting from the merger; and potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger. The vaccine candidates that Vaxart develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all. In addition, future clinical trials may not confirm any safety, potency or other product characteristics described or assumed in this press release and such vaccine candidates may not successfully commercialized. Additional factors that may cause actual results to differ materially from such forward looking statements include those identified under the caption "Risk Factors" in the documents filed by Aviragen with the Securities and Exchange Commission from time to time, including its Proxy/Prospectus on Form S-4, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except to the extent required by applicable law or regulation, neither Aviragen nor Vaxart undertakes any obligation to update the forward-looking statements included in this press release to reflect subsequent events or circumstances.

Additional Information About the Merger and Where to Find It

AVIRAGEN THERAPEUTICS

VAXART

In connection with the proposed strategic merger, Aviragen and Vaxart have filed relevant materials with the Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4, as amended, that contains a prospectus and a joint proxy statement. Investors may obtain the proxy statement/prospectus, as well as other filings containing important information about Aviragen, Vaxart and the merger, free of charge at the SEC's web site (www.sec.gov). In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Aviragen by directing a written request to: Aviragen Therapeutics, Inc. 2500 Northwinds Parkway, Suite 100, Alpharetta, GA 30009, Attention: Corporate Secretary or delivered via email to investors@aviragentherapeutics.com. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials before making any voting or investment decision with respect to the merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Aviragen and Vaxart and their respective directors and officers and certain of their other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Aviragen in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the merger are included in the proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of Aviragen is also included in Aviragen's Annual Report on Form 10-K for the year ended June 30, 2017, filed with the SEC on September 1, 2017, and the Form 10-K/A filed with the SEC on October 20, 2017. These documents are available free of charge from the sources indicated above.

Maximizing Value for Aviragen Stockholders

- Aviragen's Board of Directors believes the proposed merger with Vaxart maximizes value for and is in the best interest of all Aviragen stockholders
- Aviragen's stockholders will have the opportunity to participate in the significant upside potential of the merger by owning a company focused on developing Vaxart's oral recombinant vaccines and Aviragen's direct-acting antivirals to treat infections that have limited therapeutic options
- Aviragen's Board, with the assistance of its advisors, conducted an extensive review of strategic alternatives, including liquidation, and Aviragen's Board believes that the merger provides a clearly superior financial opportunity
- Contrary to what some have said, the realistic liquidation value of Aviragen as of October 31, 2017, was estimated at $22.4 million or $0.58 per share, an amount much lower than the pro forma merger value, and there can be no assurances as to the amount or timing of available cash left to distribute to stockholders after paying debts, other obligations and setting aside funds for reserves

The Aviragen Board unanimously recommends that stockholders vote FOR the proposed merger with Vaxart

Creating a Leading Vaccine Company with Multiple Opportunities for Value Creation

- The merger will result in a clinical-stage pharmaceutical company focused on developing Vaxart's oral recombinant vaccines, based on its proprietary delivery platform that allows for administration by tablet rather than by injection
- Oral tablet vaccines have the potential to become major products in the worldwide vaccine market
  - In a head-to-head comparison with a leading injectable influenza vaccine, Vaxart's oral tablet vaccine delivered clinical proof of efficacy and an excellent safety profile, which Vaxart believes significantly de-risks the platform
- Vaxart is well financed to achieve value-creating milestones that include efficacy data from Aviragen's BTA074 HPV Phase 2 data, Vaxart's Phase 2 norovirus vaccine data, and the filing of additional INDs for new programs

Global vaccines market (annual sales)
$30B+

Seasonal influenza vaccine market
$2.7B

HPV therapeutic market
$1.6B

Cervical cancer market
$11.3B

Estimated cost of norovirus infections in the U.S.
$5.5B

Robust Antiviral Clinical Pipeline Focused on Both Prophylactic and Therapeutic Products

AVIRAGEN THERAPEUTICS

VAXART

Tablet Vaccine	Trials Conducted to Date or in Progress				
	Preclinical	Phase 1	Phase 2	Phase 3	Marketed
Prophylactic					
Norovirus [1)]					
Influenza [2)]					
RSV					
Therapeutic					
HPV Vaccine					
Small Molecules					
HPV (BTA074)					
Rhinovirus (Vapendavir)					
RSV (non-F)					
Inavir®					
Relenza®					

1) Monovalent GI.1 norovirus vaccine has completed 2 Phase 1 studies. Bivalent norovirus vaccine to enter clinic in 2018.
2) Monovalent H1 flu vaccine completed phase 2 Proof of Concept efficacy study. Flu program to be partnered.

Well-Financed to Achieve Near-Term Value-Creating Milestones

AVIRAGEN THERAPEUTICS VAXART

UPCOMING MILESTONES

Recently Completed

- ✓ Q3 2017 – Reported positive top-line data form Phase 1b norovirus vaccine safety and immunogenicity trial
- ✓ Q3 2017 – Reported positive top-line data from Phase 2 influenza vaccine challenge trial
- ✓ Q4 2017 – Completed enrollment in Phase 2 CT4 trial with BTA074

Upcoming

- Q2 2018 – Top-line efficacy results from Phase 2 CT4 trial
- 1H 2018 – Initiate norovirus titration study
- 1H 2018 – File IND for bivalent norovirus vaccine
- 2H 2018 – Initiate Phase 2 norovirus challenge trial
- 2H 2018 – Initiate Phase 1 safety and immunogenicity study with bivalent norovirus vaccine
- 2H 2018 – File IND for HPV therapeutic vaccine

With cash and cash equivalents of $39.4 million, the combined company will be well-financed with a cash runway through the second quarter of 2019

Aviragen Board Conducted Extensive Review of Strategic Alternatives

- Board formed an independent transactions committee, which evolved throughout the process to ensure its members were not affiliated with potential counter-parties
- Options evaluated included a business combination or strategic merger, in-licensing clinical stage programs, acquisitions, liquidation or other transactions that would complement Aviragen's current assets
  - The realistic liquidation value of Aviragen as of October 31, 2017, was estimated at $22.4 million or $0.58 per share, which is much lower than amounts assumed by others, and there can be no assurances as to the amount or timing of available cash left to distribute to stockholders after paying debts, other obligations and setting aside funds for reserves
- Aviragen's financial advisor, Stifel, at the instruction of Aviragen's Board, sent non-confidential materials to a total of 65 parties between April 4 and May 23
- 16 parties – including Vaxart – submitted indications of interest by May 31
- Over the following months, Aviragen and its advisors held multiple discussions with seven parties, including Vaxart
- Aviragen's Board – at the recommendation of the transactions committee – accepted Vaxart's offer and unanimously voted in favor of the merger with Vaxart

Merger Provides Attractive Potential Valuation of Aviragen

Illustrative Potential Value

($ in millions) Selected Publicly Traded Vaccine Companies	Equity Value @ 1/9/18
Bavarian Nordic A/S	$1,171
Novavax, Inc.	$430
Inovio Pharmaceuticals, Inc.	$394
Agenus Inc.	$390
VBI Vaccines, Inc.	$280
BiondVax Pharmaceuticals Ltd.	$37
Vical Incorporated	$34
Altimmune, Inc.	$31
Genocea Biosciences, Inc.	$30
Heat Biologics, Inc.	$14
Median	**$158**
Combined Trading Potential	
Selected Publicly Traded Vaccine Companies – Median Equity Value	$158
Divide: Vaxart Pro Forma Ownership	60%
Implied Pro Forma Combined Company Equity Value	**$264**
Times: Aviragen Pro Forma Ownership	40%
Implied Aviragen Pro Forma Equity Value	**$106**

- Selected company analysis, based on market prices as of January 9, 2018, implies an approximate potential valuation of **$158 million for Vaxart**
  - Legacy Vaxart equity represents 60% of combined company
- Implies an approximate **combined company potential valuation in the transaction of $264 million**
  - Aviragen equity holders own 40% of combined company
- For legacy **Aviragen equity holders**, owning 40% of the combined company implies a **potential value of $106 million**

Based on these calculations, Aviragen's estimated potential value in the transaction would be $106 million as opposed to the Company's current market capitalization of approximately $23 million

Source: Financial detail per FactSet, as of 1/9/2018. Note: equity values are calculated using basic shares outstanding. Market capitalization based on Aviragen's closing share price on 1/11/2018.

Veteran Management Team with Deep Experience in Vaccines and Immunology

AVIRAGEN THERAPEUTICS | VAXART

MANAGEMENT TEAM	RELEVANT EXPERIENCE (YEARS)	COMPANIES	EXPERTISE
WOUTER LATOUR, MD MBA CEO	20	SmithKline Beecham, Novartis, Trinity Biosystems	Vaccines, Mucosal Delivery of Biopharmaceuticals
SEAN TUCKER, PHD Founder and CSO	20	Dow, Systemix, Genteric	Mucosal Immunology Gene Delivery
DAVE INGAMELLS VP Manufacturing	25	Genentech, IDEC Pharmaceuticals Corporation, SAFC, BioMarin, Optimer Pharmaceuticals Inc.	GMP Manufacturing, Process Development Adenoviral Vectors
DAVE LIEBOWITZ, MD PHD CMO	25	Immunex, Amgen, Vivaldi Biosciences	Cancer, Immunology, Flu Vaccines
JOHN HARLAND, CPA MBA CFO	25	Trinity Biosystems, indigo Medical Consulting, Accuray, Neurobiological Technologies, Inc.	Biotech, Devices, Multiple Financing

The combined company's management team has a proven track record in all key aspects of biopharmaceuticals industry

Proposed Board of Directors Has Extensive Pharmaceutical and Biotechnology Experience

DIRECTORS	CURRENT PRINCIPAL AFFILIATION	PRIOR BOARD AND MANAGEMENT EXPERIENCE
GEOFFREY COX, PHD[2]	Beacon Street Advisors	QLT Inc.; redsky partners; Lakewood Amedex
MICHAEL FINNEY, PHD[1]	Finney Capital	chimera bioengineering; sage science; THRIVE BIOSCIENCE
WOUTER LATOUR, MD MBA[1]	Vaxart	SmithKline Beecham; NOVARTIS; TRINITY BIOSYSTEMS
JAN LESCHLY[1]	Care Capital	SmithKline Beecham; MAERSK
RICHARD MARKHAM[1]	Care Capital	Aventis; MERCK; NephroGenex; CoLucid pharmaceuticals, inc.
JOHN RICHARD[2]	Mereo Biopharma	phase4 partners; CATALYST BIOSCIENCES; QUE ONCOLOGY
ANNE VANLENT[2]	AMV Advisors	Ocera Therapeutics; agtc; Barrier Therapeutics

1 – Vaxart designee; 2 – Aviragen designee

Transaction Overview

- Aviragen Special Meeting of Stockholders to be held on February 6, 2018
- Aviragen stockholders 40% / Vaxart stockholders 60%
- Estimated implied pro forma equity value of Aviragen in the merger is $106 million as opposed to the Company's market capitalization of approximately $23 million
- Company name will be Vaxart
  - Proposed NASDAQ ticker – "VXRT"
  - Seven board members; three from Aviragen
- Well-financed to achieve key near-term value creating milestones that include the BTA074 Phase 2 data and the Phase 2 norovirus challenge data

The Aviragen Board unanimously recommends that stockholders vote FOR the proposed merger with Vaxart

Market capitalization based on Aviragen's closing share price on 1/11/2018.